                                                                   EXHIBIT 10.01

                      SECOND AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------



          THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is dated as of April 21, 1995 and is entered into by and among Anthony Industries, Inc., a Delaware corporation (the "Company"), the financial institutions listed on the signature pages hereto (the "Banks"), and Bank of America National Trust and Savings Association, as the agent for the Banks (the "Agent") and amends that certain Credit Agreement dated as of June 28, 1993 among the Company, the Banks and the Agent, as amended by a First Amendment to Credit Agreement dated as of July 22, 1994 (as so amended, the "Agreement").

                                    RECITAL
                                    -------

          The Company has requested the Banks and the Agent to increase the combined Loan Commitments to equal the Aggregate Commitment, thus making the Letter of Credit Commitment a sublimit within the Loan Commitments and allowing Loans up to $85,000,000 in aggregate principal amount, and the Banks and the Agent are willing to do so on the terms and conditions set forth herein.


          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:


     1.  Terms.  All terms used herein shall have the same meanings as in the
         -----
Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

     2.  Amendments to Agreement.
         -----------------------

          2.1 The definition of "Aggregate Commitment" in Section 1.1 of the Agreement is deleted in its entirety.

          2.2 The proviso to Section 2.1 of the Agreement is amended by (a) inserting " and each Bank's Pro Rata Share of outstanding Letter of Credit Usage" after "each Bank's outstanding Committed Loans," in clause (i) of such proviso and (b) inserting ", Letter of Credit Usage" after "all outstanding Committed Loans," in clause (ii) of such proviso.

          2.3 Section 2.6 of the Agreement is amended and restated in its entirety as follows:

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     "2.6  Reductions and Termination of Loan Commitments.  The Company shall
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have the right, at any time and from time to time, to terminate in whole or permanently reduce in part, without premium or penalty, the Loan Commitments; provided, that the Aggregate Loan Commitment, as reduced, shall at all times
- --------
equal or exceed the sum of the outstanding principal amount of all Committed Loans plus the outstanding principal amount of all Bid Loans plus the
      ----                                                   ----
outstanding amount of all Letter of Credit Usage. The Company shall give not less than five Business Days' prior written notice to the Agent designating the date (which shall be a Business Day) of such termination or any reduction and the amount of any partial reduction. Promptly after receipt of a notice of such termination or partial reduction, the Agent shall notify each Bank of the proposed termination or reduction. Such termination or partial reduction of the Loan Commitments shall be effective on the date specified in the Company's notice and shall terminate or reduce each Bank's Pro Rata share of the aggregate Loan Commitments so reduced. Any partial reduction shall be in an aggregate minimum amount of $1,500,000, and integral multiples of $500,000 in excess thereof."

          2.4 The proviso to the first sentence of Section 3.1 of the Agreement is amended and restated in its entirety as follows:

"provided, however, that (i) each Bank's Pro Rata Share of the aggregate Letter
 --------  -------
of Credit Usage shall not exceed at any time its Letter of Credit Commitment,
(ii) the aggregate principal amount of each Bank's outstanding Committed Loans and each Bank's Pro Rata Share of outstanding Letter of Credit Usage shall not exceed such Bank's Loan Commitment and (iii) the aggregate principal amount of all outstanding Committed Loans, Letter of Credit Usage and Bid Loans shall not exceed the Aggregate Loan Commitment."

          2.5 Section 3.3 of the Agreement is amended by deleting the fourth and fifth sentences thereof, which begin "To the extent that such a borrowing of Base Rate Loans."

          2.6 Section 4.1 of the Agreement is amended by inserting ", Letter of Credit Usage" after "all outstanding Committed Loans," in the first proviso to such section.

          2.7 Schedule 1.1 is amended and restated in its entirety as set forth on Schedule 1.1 hereto.

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

     3.   Representations and Warranties.  The Company represents and warrants
          ------------------------------
to Banks and Agent that, on and as of the date hereof, and after giving effect to this Second Amendment:

          3.1  Authorization.  The execution, delivery and performance of this
               -------------
Second Amendment have been duly authorized by all necessary corporate action by the Company and this Second Amendment has been duly executed and delivered by the Company.

          3.2  Binding Obligation.  This Second Amendment is the legal, valid
               ------------------
and binding obligation of Company, enforceable against the Company in accordance with its terms.

          3.3  No Legal Obstacle to Amendment.  The execution, delivery and
               ------------------------------
performance of this Second Amendment will not (a) contravene the terms of the Company's certificate of incorporation, by-laws or other organization document;
(b) conflict with or result in any breach or contravention of the provisions of any contract to which the Company is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to Company, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Company. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Second Amendment, or the transactions contemplated hereby.

          3.4  Incorporation of Certain Representations.  The representations
               ----------------------------------------
and warranties of the Company set forth in Section 7 of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

          3.5  Default.  No Default or Event of Default under the Agreement has
               -------
occurred and is continuing.


     4.  Conditions, Effectiveness.  The effectiveness of this Second Amendment
         -------------------------
shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to the Agent in form and substance satisfactory to the Agent:

          4.1  Corporate Resolutions.  A copy of a resolution or resolutions
               ---------------------
passed by the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the effective date of this Second Amendment, authorizing the amendments to the Agreement herein provided for and the execution, delivery and performance of this Second Amendment and any note or other instrument or agreement required hereunder.

          4.2  Authorized Signatories.  A certificate, signed by the Secretary
               ----------------------
or an Assistant Secretary of the Company dated the date of this Second Amendment, as to the incumbency of the person or persons authorized to execute and deliver this Second Amendment and any instrument or agreement required hereunder on behalf of the Company.

          4.3  Other Evidence.  Such other evidence with respect to the Company
          -------------------
or any other person as the Agent or any Bank may reasonably request in connection with this Second Amendment and the compliance with the conditions set forth herein.


     5.   Miscellaneous.
     --   -------------

          5.1  Effectiveness of Agreement.  Except as hereby expressly amended,
               --------------------------
the Agreement and each other Loan Document shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

          5.2  Waivers.  This Second Amendment is specific in time and in intent
               -------
and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents, constitute a waiver of any other default of the same or of any other term or provision.

          5.3  Counterparts.  This Second Amendment may be executed in any
               ------------
number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Second Amendment shall not become effective until the Company, the Banks and the Agent shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent.

          5.4  Jurisdiction.  This Second Amendment shall be governed by and
               ------------
construed under the laws of the State of California.

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

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the date first written above.


                             ANTHONY INDUSTRIES, INC


                             By: ________________________

                             Title: _____________________


                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION,
                             as Agent


                             By: _________________________

                                      Vice President


                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION,
                             as a Bank and Issuing Bank


                             By: _________________________



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

                             CITICORP USA, INC.


                             By: __________________________

                             Title:________________________



                             NATIONSBANK OF TEXAS, N.A.


                             By: __________________________

                             Title:________________________


                             (Signatures continue)

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

                             SEATTLE FIRST NATIONAL BANK


                             By: __________________________

                             Title:________________________


                             WACHOVIA BANK

                             By: __________________________

                             Title:________________________

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

                                  SCHEDULE 1.1
                                  ------------



                                  COMMITMENTS
                              AND PRO RATA SHARES



                                         Letter      Pro
Loan                      of Credit       Rata
Bank                     Commitment    Commitment   Share
- ----------------------   -----------   ----------   ------

Bank of America
National Trust and
Savings Association      $22,666,667   $4,000,000      27%

Citicorp USA, Inc.        22,666,667    4,000,000      27%

NationsBank of
Texas, N.A.               17,000,000    3,000,000      20%

Seattle First
National Bank             11,333,333    2,000,000      13%

Wachovia Bank             11,333,333    2,000,000      13%

TOTAL                    $85,000,000  $15,000,000     100%

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